Principal Accounting Policies - cash equivalents and restricted cash (Details) ¥ in Thousands, $ in Thousands	Dec. 31, 2020 CNY (¥)	Dec. 31, 2020 USD ($)	Dec. 31, 2019 CNY (¥)	Dec. 31, 2019 USD ($)	Dec. 31, 2018 CNY (¥)	Dec. 31, 2017 CNY (¥)
Principal Accounting Policies
Cash and cash equivalents	¥ 213,538	$ 32,726	¥ 295,463		¥ 560,356
Restricted cash	50,566	7,750	327,052		270,670
Total	¥ 264,104	$ 40,476	¥ 622,515	$ 95,405	¥ 831,026	¥ 575,911